UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

EVENTURE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172685	27-4387595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Bristol Street, 6th Floor

Costa Mesa, CA 92626

855.986.5669

(Address and telephone number of principal executive offices)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On January 6, 2015 we entered into a Securities Purchase Agreement (“SPA”) with FireRock Global Opportunities Fund L.P., a Delaware limited partnership (“FireRock”), pursuant to which we issued and sold to FireRock a convertible promissory note, dated January 6, 2015, in the principal amount of $137,500 (the “Initial Note”). The Initial Note was subject to a 10% original issue discount resulting in our receipt of $125,000 in proceeds. In connection with the SPA, we also issued to FireRock 250,000 shares of our restricted common stock and a five-year warrant (the “Warrant”), dated January 6, 2015, to purchase 500,000 shares (the “Warrant Shares”) of our common stock at an exercise price of $0.50 per share. The SPA and a related Registration Rights Agreement between us and FireRock, dated January 6, 2015, provide for us to register the shares issuable upon conversion of the Initial Note and Second Note, as hereinafter defined, and the exercise of the Warrant. The Initial Note and Second Note are hereinafter referred to collectively as the Notes. We are required to file a registration statement (the “Registration Statement”) with respect to the shares underlying the Notes and Warrant within 60 days of the January 6, 2015 issuance date and have such Registration Statement declared effective not more than 150 days following the issuance date. FireRock has agreed to purchase a second convertible promissory note from us in the principal amount of $137,500 (the “Second Note”) three business days following the effective date of the Registration Statement. The Second Note will be identical, in all material respects, to the Initial Note. The Second Note is also subject to a 10% original issue discount and will result in our receipt of $125,000 in additional proceeds. The Notes have six month terms and provide for payment of interest on the principal amount at maturity at the rate of 1% per annum.

The Notes, including accrued interest thereon, can be prepaid by us, in whole or in part, at any time prior to maturity, upon three trading days prior written notice, at a premium of 135%. The premium rate also applies to any default interest which may be due at the time of prepayment. Default interest, at the rate of 15% per annum, will become due in the event that we fail to pay principal or interest when due on the Notes. The Notes are convertible at any time after issuance at the lower of (i) $0.20 per share or (ii) 60% (50% upon an Event of Default) of the volume weighted average price for our common stock during the three consecutive trading days immediately preceding the trading day on which we receive a notice of conversion. The SPA further provides that if we complete a registered primary public offering of our securities at any time during which the Notes remain outstanding, that the Notes can be converted at the closing of such offering at a conversion price equal to a 10% discount to the offering price to investors in the offering. We are required to reserve 20,000,000 shares of our common stock to cover Note conversions and register all such shares in the Registration Statement. We are also required to cause our transfer agent to issue and transfer shares to the holders of the Notes within one trading day of our receipt of a conversion notice. The failure to do so constitutes an Event of Default under the Notes. Other Events of Default including, but are not limited to, our failure to pay principal and interest when due, a material breach by us of any of the terms of the FireRock transaction documents, a breach of any representation or warranty made by us in the FireRock transaction documents having a material adverse effect on the holder of the Notes, our appointment of a receiver or trustee, our becoming bankrupt, our stock becoming delisted, our failure to comply with our reporting requirements under the Securities Exchange Act of 1934, our cessation of operations, our dissolution or liquidation, our failure to maintain any of our material assets, certain restatements of our financial statements, our effectuation of a reverse stock split, and certain unvacated judgments against us involving more than $50,000. Subject to applicable cure periods, the Notes become immediately due and payable upon the occurrence and during the continuation of Events of Default.

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The face amount of purchase price of the Initial Note is $312,500. This consists of the actual amount funded of $125,000, $12,500 in original issue discount, $125,000 to reflect the potential conversion amount penalty in the case of an uncured Event of Default and $50,000 to reflect a potential penalty in the event the Registration Statement is not filed within 60 days of January 6, 2015 or declared effective within 150 days of January 6, 2015. The face amount of purchase price of the Second Note will be $262,500 consisting of the $125,000 amount to be funded, $12,500 in original issue discount and $125,000 to reflect the potential conversion amount penalty in the case of an uncured Event of Default. Accordingly, the aggregate face uncured amount of the Notes will be $575,000. If we determine to prepay the Notes prior to their respective maturity dates, the 135% prepayment principal premium will be applied, in the case of each of the Notes, against the $137,500 principal amount of each of the Notes and against the accrued interest due thereon. If the holder of the Notes determines to convert the Notes prior to the respective maturity dates, the conversion will likewise be made against the $137,500 principal amount of the Notes and all accrued interest due thereon. Subject to applicable cure periods, upon the occurrence and during the continuation of any Event of Default, the Notes will become immediately due and payable and we will be required to pay to the holder of the Notes, in full satisfaction of our obligation thereunder, an amount equal to (i) in the case of payments to be made in common stock, the conversion rate described above against $575,000 ($525,000 if the registration obligations have been satisfied) together with accrued interest and default interest due on the Notes through the date of payment, or (ii) in the case of payments to be made in cash, $325,000 ($275,000 if the registration obligations have been satisfied) together with accrued interest and default interest due thereon through the date of the payment multiplied by 145%. The amounts payable upon default, whether in cash or stock, will be proportionately reduced in case we make partial payments of principal or holder converts part of the Notes prior to any such default. Holder may, in its sole discretion, determine to take payment part in stock and part in cash.

Item 3.02         Unregistered Sale of Equity Securities

Reference is made to the disclosures set forth under Item 1.01 above, which disclosures are incorporated herein by reference.

Effective January 6, 2015, we issued a convertible promissory note in the principal amount of $137,500, five year warrants exercisable for the purchase of 500,000 shares of our common stock at an exercise price of $0.50 per share and 250,000 shares of our restricted common stock to FireRock in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Description

10.1	Securities Purchase Agreement between Registrant and FireRock Global Opportunities L.P. dated January 6, 2015

10.2	Convertible Promissory Note dated January 6, 2015 between Registrant and FireRock Global Opportunities L.P.

10.3	Warrant dated January 6, 2015 issued to FireRock Global Opportunities L.P.

10.4	Registration Rights Agreement between Registrant and FireRock Global Opportunities L.P. dated January 6, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTURE INTERACTIVE, INC.

Date: January 12, 2015	By:	/s/ Gannon Giguiere
Name: Gannon Giguiere
Title: CEO and Secretary